UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

May 7, 2025

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-40023 (Commission File Number)	94-1620407 (IRS Employer Identification No.)

N/A1

(Address of Principal Executive Offices and zip code)

(415)-919-4040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Series	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 Effective as of July 1, 2024, the Company became a fully remote company. We do not maintain a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to 505 Montgomery Street, 10th Floor, San Francisco, California 94111, or by email to auditcommittee@gtbiopharma.com.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2025, the board of directors (the “Board”) of GT Biopharma, Inc. (the “Company”) increased the size of the Board from four to six members, and appointed Hilary Kramer as a non-employee director to fill the vacancy created by the increase in the size of the Board, each pursuant to the authority granted under the Company’s Amended and Restated Bylaws. On May 7, 2025, Bruce Wendel resigned as a member of the Board and all committees thereof.

On May 8, 2025, the Board appointed Andrew Ritter as a non-employee director to fill one of the vacancies on the Board.

On May 12, 2025, Rajesh Shrotriya resigned as a member of the Board and all committees thereof.

On May 12, 2025, the Board resolved to reduce the number of directors from six to four members, and ratified the appointment of Mr. Ritter and Ms. Kramer to the Audit Committee of the Board, the Compensation Committee of the Board (the “Compensation Committee) and the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), with Ms. Kramer serving as the chair of the Nominating Committee and Mr. Ritter serving as chair of the Compensation Committee, effective as of the date each commenced service on the Board, having determined that Mr. Ritter and Ms. Kramer both qualify as “independent” in accordance with Nasdaq’s listing requirements, including those requirements specifically applicable to audit committee members.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: May 13, 2025	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer

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